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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                       THE SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported): December 31, 2001


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                           HEALTH SCIENCES GROUP, INC.
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             (Exact Name of registrant as specified in its charter)





        COLORADO                          333-51628            91-2079221
(State or other jurisdiction      (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification Number)



                              Howard Hughes Center
                          6080 Center Drive, 6th Floor
                              Los Angeles, CA 90045
                                 (310) 242-6700
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)



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ITEM 2. ACQUISITION OF ASSETS.

         On December 14, 2001, Health Sciences Group, Inc., a Colorado corporation (the "Registrant"), closed on the acquisition of a 100% interest in XCEL Healthcare, Inc. and its research and development division, BioSelect Innovations, Inc (together "XCEL"). The acquisition was consummated pursuant to a Stock Purchase and Share Exchange Agreement by and among the Registrant, Fred
E. Tannous, and Bill Glaser on one hand and XCEL Healthcare, Inc., BioSelect Innovations, Inc. and respective shareholders on the other hand, dated as of December 14, 2001 (the "Purchase Agreement").

         In connection with the acquisition, the Registrant issued an aggregate total of 855,000 shares of its restricted common stock in exchange for 100% of the total outstanding shares of XCEL plus an additional 46,000 shares to Mr. Frederick Manlunas as a broker fee. Additionally, under the terms of the Purchase Agreement, the Registrant will provide $615,000 in growth capital, over a period of six months, to XCEL for expansion of its operations and distribution network. Key members of XCEL's management team each entered into a three-year employment contract and will be eligible for additional compensation dependent upon successful achievement of key operating milestones and exploitation of intellectual property developed by XCEL and BioSelect. The Purchase Agreement was negotiated at arm's length between the Registrant and representatives of XCEL. At the time the Purchase Agreement was signed, neither the Registrant nor any director or officer of the Registrant was affiliated with or had a material relationship with XCEL.

         Established in 1996, XCEL Healthcare, Inc. is a specialty pharmaceutical firm, which supplies a wide array of pharmaceutical products, services and innovative technologies to the life sciences industry. XCEL has its operations in Woodland Hills, California.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         It is impracticable to provide the required financial statements for the acquired business referred to in Item 2 above. The Registrant intends to file such financial statements as soon as practicable but not later than 60 days after the report on Form 8-K must be filed with respect to such acquisition.

(b)      Pro forma Financial Information.

         It is impracticable to provide the required pro forma financial information for the acquired business referred to in Item 2 above. The Registrant intends to file such financial statements as soon as practicable but not later than 60 days after the report on Form 8-K must be filed with respect to such acquisition.

(c)      Exhibits.

99.1 Stock Purchase and Share Exchange Agreement by and among Health Sciences Group, Inc., Fred E. Tannous and Bill Glaser on one hand and XCEL Healthcare, Inc., BioSelect Innovations, Inc. and respective shareholders dated December 14, 2001.

99.2 Employment Agreement by and between XCEL Healthcare, Inc. and Daniel I. Gelber, dated December 14, 2001.



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99.3     Employment Agreement by and between XCEL Healthcare, Inc. and Ron A.
         Gustilo, dated December 14, 2001.

99.4     Employment Agreement by and between XCEL Healthcare, Inc. and Richard
         L. Kleinberger, dated December 14, 2001.

99.5 Confidentiality and Non-Competition Agreement by and between XCEL Healthcare, Inc. and Daniel I. Gelber, dated December 14, 2001.

99.6 Confidentiality and Non-Competition Agreement by and between XCEL Healthcare, Inc. and Ron A. Gustilo, dated December 14, 2001.

99.7 Confidentiality and Non-Competition Agreement by and between XCEL Healthcare, Inc. and Richard L. Kleinberger, dated December 14, 2001.

99.8 Escrow Agreement by and among Health Sciences Group, Inc., XCEL Healthcare, Inc., BioSelect Innovations, Inc., the respective shareholders, and Pollet & Richardson, dated December 14, 2001.

99.9     Press release dated December 17, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HEALTH SCIENCES GROUP, INC.

Dated:  December 31, 2001               By:  /s/ Fred E. Tannous
                                        ----------------------------------------
                                        Fred E. Tannous
                                        Chief Executive Officer,
                                        Principal Financial Officer, Controller,
                                        and Director


Dated:  December 31, 2001               By:  /s/ Bill Glaser
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                                        Bill Glaser
                                        President, Secretary,
                                        and Director